UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURTIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 18, 2002

                                MONSANTO COMPANY
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               (Exact Name of Registrant as Specified in Charter)

     Delaware                      001-16167                     43-1878297
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(State or Other            (Commission File Number)         (IRS Employer
Jurisdiction of                                              Identification No.)
Incorporation)

                          800 North Lindbergh Boulevard
                            St. Louis, Missouri 63167
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               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (314) 694-1000


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ITEM 5. OTHER EVENTS.

     On December 18, 2002, Monsanto Company announced that Chief Executive Officer Hendrik A. Verfaillie submitted his resignation, as Chief Executive Officer, president and director of the board, effective immediately. A press release dated December 18, 2002, issued by Monsanto Company, is attached to this report as Exhibit 99 and incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

99       Press Release, dated December 18, 2002, issued by Monsanto Company



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 18, 2002
                                       MONSANTO COMPANY


                                       By:  /s/ Michael L. DeCamp
                                            -------------------------------
                                            Name:  Michael L. DeCamp
                                                   Assistant Secretary

                                  EXHIBIT INDEX


Exhibit
Number            Description
-----             -----------

99                Press Release, dated December 18, 2002, issued by Monsanto
                  Company